Exhibit 10.47

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Amendment”) is effective as of the 24th day of May, 2005 by and between RESPIRONICS, INC. (the “Company”) and GERALD E. McGINNIS (the “Chairman”).

RECITALS

A. The Company and Chairman are parties to that certain Amended and Restated Employment Agreement dated as of April 1, 1999, as amended effective March 31, 2004 (the “Employment Agreement”). Capitalized terms used herein and not defined are used as defined in the Employment Agreement.

B. The Company and Chairman desire to make certain amendments to the Employment Agreement in order to extend the Term.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound, the Company and Chairman agree as follows.

ARTICLE I

AMENDMENTS TO EMPLOYMENT AGREEMENT

1.1 Term of Employment Agreement. Subject to the terms and conditions of Article II of the Employment Agreement, the Term of the Employment Agreement shall now expire on the date of the Annual Shareholders Meeting in November 2007.

ARTICLE II

MISCELLANEOUS

2.1 Ratification. Except as amended hereby, the Employment Agreement is hereby ratified and confirmed in all respects.

2.2 Notices. Any notices under this Amendment shall be given as provided in Section 6.10 of the Employment Agreement, with any notice to the Company being given to the attention of the General Counsel.

2.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

2.4 Counterparts. This Amendment may be executed in one or more counterparts and upon facsimiles, all of which shall constitute one and the same agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Employment Agreement effective as of the date first written above.

Witness:

/s/ SUZANNE TALEFF	/s/ GERALD E. MCGINNIS
Suzanne Taleff	Gerald E. McGinnis

Attest:	RESPIRONICS, INC.

/s/ DORITA A. PISHKO	By:	/s/ WILLIAM R. WILSON
Secretary	Title:	Vice President, Human Resources